SIXTH AMENDMENT AND LIMITED WAIVER WITH RESPECT TO
                              CREDIT AGREEMENT

This SIXTH AMENDMENT AND LIMITED WAIVER WITH RESPECT TO CREDIT AGREEMENT (this "Amendment and Waiver") is dated as of April 7, 2005 by and among ICON HEALTH & FITNESS, INC., a Delaware corporation ("Borrower"), the other Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Agent"), for itself as a Lender and as Agent for Lenders, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment and Waiver shall have the meanings ascribed to them in Annex A to the Credit Agreement (as hereinafter defined).

                                 RECITALS

WHEREAS, the Borrower, the other Credit Parties signatory thereto, the Agent and the Lenders have entered into that certain Credit Agreement, dated as of April 9, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower and the other Credit Parties have requested that the Agent and the Requisite Lenders agree to waive and amend certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, the Agent and the Requisite Lenders have agreed to amend and waive certain provisions of the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, the Requisite Lenders, the Borrower and the other Credit Parties agree as follows:

Section 1. Limited Waivers.

       (a) subject to the terms and conditions set forth herein, the Agent and the Requisite Lenders hereby waive any breach or violation of the Credit Agreement (and any resulting Event of Default pursuant to Section 8.1(f) of the Credit Agreement) which have occurred solely as a result of Borrower's delivery on December 25, 2004 of a Borrowing Base Certificate which contained information which was untrue and incorrect in a material respect;

       (b) subject to the terms and conditions set forth herein, the Agent and the Requisite Lenders hereby waive any breach or violation of Section 6.8 the Credit Agreement (and any resulting Event of Default) which have occurred solely as a result of (1) the sale by Jumpking of certain Inventory, Equipment and other assets relating to Jumpking's business of manufacturing, marketing and selling of hot tubs and spas ("Spa Business"), as more fully described on Exhibit A hereto (collectively, "Spa Assets"), to Keys Backyard, L.P., a Texas limited partnership ("Buyer") pursuant to that certain Purchase and Sale Agreement, dated as of January 10, 2005, between Jumpking and Buyer, for an aggregate purchase price equal to $4,550,000 ("Purchase Price"), which Purchase Price was payable as follows: (x) a $1,000,000 portion of the Purchase Price was payable in cash at closing ("Cash Portion") and (y) the remaining $3,550,000 portion of the Purchase Price shall be payable pursuant to a promissory note, dated as of January 10, 2005, issued by Buyer to Jumpking ("Jumpking Promissory Note"), and (2) the grant of a nonexclusive license by Jumpking (on a limited basis) to Buyer of certain trade names solely for use in connection with the Spa Business, as more fully described on Exhibit A hereto (the transactions referred to under items (1) and (2) above are collectively, the "Jumpking Asset Sale"). It being acknowledged and agreed by the parties hereto that, upon the consummation of the Jumpking Asset Sale, (1) the Cash Portion was applied to the Revolving Loan notwithstanding the provisions of Section 1.3 of the Credit Agreement, (2) Jumpking shall pledge and deliver to Agent of an original copy of the Jumpking Promissory Note endorsed to Agent as additional security for the Obligations (it being understood and agreed that the principal, interest and other amounts paid by Buyer to Jumpking pursuant to the Jumpking Promissory Note shall be paid and applied to the Revolving Loan notwithstanding Section 1.3 of the Credit Agreement), and (3) all security interests held by Agent and the Lenders in and to the Spa Assets were deemed released;

       (c) subject to the terms and conditions set forth herein, the Agent and the Requisite Lenders hereby waive any breach or violation of the Credit Agreement (and any resulting Event of Default) which have occurred solely as a result of Borrower's failure to deliver to Agent prompt written notice of the voluntary product recall by Jumpking of approximately 1,000,000 pieces of the trampolines manufactured by Jumpking and approximately 296,000 pieces of "FunRing" enclosures, as required pursuant to clause (m) of Annex E to the Credit Agreement;

       (d) subject to the terms and conditions set forth herein, the Agent and the Requisite Lenders hereby waive any breach or violation of the Credit Agreement (and any resulting Event of Default) which have occurred solely as a result of the incurrence by Borrower of Guaranteed Indebtedness in connection with guaranteeing certain financing obtained by certain of Borrower's customers relating to certain fitness Equipment manufactured and leased by Borrower to such customers;

       (e) subject to the terms and conditions set forth herein, the Agent and the Requisite Lenders hereby waive the provisions of Section 6.15 of the Credit Agreement to the extent, and solely to the extent, necessary to permit ICON Cayman to change its corporate name from "ICON China OS, Inc." to "World Fitness Sales"; provided that Agent shall receive, in form and substance satisfactory to Agent, (1) a certificate executed by the corporate secretary or an assistant secretary (or equivalent thereof) of ICON Cayman attaching and certifying revised articles of organization and bylaws (or equivalent thereof) of ICON Cayman reflecting the foregoing corporate name change together with evidence of any registrations as may be necessary or appropriate to effectuate the foregoing corporate name change under the laws of The Cayman Islands, (2) a good standing certificate (including verification of tax status) (or applicable equivalent) for ICON Cayman certified by the applicable authorized Governmental Authority re flecting the foregoing corporate name change, and (3) an original copy of the share certificate representing the Stock of ICON Cayman reflecting the new corporate name of ICON Cayman together with related undated stock power executed in blank in replacement of the share certificate of ICON Cayman and stock power that were previously delivered to Agent; and

       (f) the Events of Default described in clauses (a)-(d) above are referred to herein as the "Specified Defaults".

Section 2. Amendments.

       (a) Section 5 of the Credit Agreement is hereby amended by adding the following new Subsection 5.14 at the end thereto:

          "5.14 Consultant. On or prior to May 13, 2005, Agent shall engage, at Borrower's expense, a consultant, on behalf of Agent and the Lenders, to perform various analyses requested by Agent, and Borrower shall fully cooperate with such consultant in connection with its performance of any such analyses."

       (b) Clause (i) of Section 6.2 of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

          "(i) Borrower may make investments in Xiamen Subsidiary not to exceed $12,000,000 in the aggregate (the "Xiamen Subsidiary Investments") on or prior to June 10, 2005, as follows: (a) Borrower has already made the first portion of the Xiamen Subsidiary Investments in the amount of $5,000,000 on or prior to April 15, 2004; (b) Borrower has already made the second portion of the Xiamen Subsidiary Investments in the amount of $5,000,000 on or prior to December 31, 2004 (and prior to such investment Agent has received, in form and substance satisfactory to Agent, written evidence that Ming-Tsung Johnny Lee has provided an additional cash equity contribution of not less than $2,000,000 to the Xiamen Subsidiary); and (c) Borrower may make the third portion of the Xiamen Subsidiary Investments in the amount not to exceed $2,000,000 on or prior to June 10, 2005"

       (c) Clause (xi) of Section 6.3(a) of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

             "and (xi) Indebtedness incurred by Xiamen Subsidiary from Bank of China, Luso International Bank, or Xiamen International Bank."

       (d) Section 6.6 of the Credit Amendment is hereby amended and restated to read in its entirety as follows:

          "6.6 Guaranteed Indebtedness. No Credit Party shall create, incur, assume or permit to exist any Guaranteed Indebtedness except (a) by endorsement of instruments or items of payment for deposit to the general account of any Credit Party, (b) for Guaranteed Indebtedness incurred by any Credit Party if the primary obligation is expressly permitted to be incurred by Borrower or any of its domestic or Canadian Subsidiaries by this Agreement, (c) a guaranty by Borrower of the obligations of F.G. Aviation, Inc. in an amount not to exceed $4,500,000, (d) an unsecured guaranty of Indebtedness advanced to Borrower's European Subsidiaries in an aggregate amount not to exceed $20,000,000; (e) a guarantee of the Subordinated Notes (directly or indirectly) by the Borrower's domestic and Canadian Subsidiaries; and (f) Guaranteed Indebtedness incurred by Borrower in connection with guaranteeing certain lease financing obtained by certain of Borrower's commercial equipment customers relating to certain Equipment manufactured by NordicTrack or Free Motion in an aggregate amount not to exceed $15,000,000 at any time."

       (e) The second sentence of clause (a) of Annex E to the Credit Amendment is hereby amended and restated to read in its entirety as follows:

         "Such financial information shall be accompanied by (x) projections, in form and substance satisfactory to Agent, forecasting Borrowing Availability during the 90-day period commencing on the delivery date of such projections (unless not required by Agent in its sole discretion and in writing for any particular reporting period) and (y) the certification of the Chief Financial Officer of Borrower that (i) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position and results of operations of Borrower and its Subsidiaries, on a consolidated and consolidating basis, in each case as at the end of such Fiscal Month and for that portion of the Fiscal Year then ended and (ii) any other information presented is true, correct and complete in all material respects and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default."

       (f) Annex F is hereby amended by adding the following new clause (k) at the end thereof:

          "(k) Notwithstanding anything to the contrary contained herein, on or prior to May 13, 2005 Agent shall arrange, at the expense of Borrower, for the performance and completion of a desktop appraisal, by an appraiser selected by Agent, of the Inventory appraisal prepared by M.E.I. Corporation as of February 4, 2005."

Section 3. Conditions to Effectiveness. The effectiveness of this Waiver and Amendment is subject to the satisfaction of each the following conditions precedent:

       (a) this Amendment and Waiver shall been executed and delivered by the Borrower, each of the other Credit Parties, the Agent and the Requisite Lenders;

       (b) Borrower shall have paid to each Lender executing this Waiver and Amendment an amendment fee equal to 0.125% of such Lender's Commitment as of the date hereof (which fee shall be fully earned and payable on the date hereof); and

       (c) the Borrower shall have delivered to Agent an original copy of the Jumpking Promissory Note pledged and endorsed to Agent as additional security for the Obligations.


Section 4. Representations And Warranties Of Credit Parties. In order to induce the Agent and the Requisite Lenders to enter into this Amendment and Waiver, each Credit Party hereby represents and warrants to the Agent and the Requisite Lenders, which representations and warranties shall survive the execution and delivery of this Amendment and Waiver, that:

       (a) the execution, delivery and performance by each Credit Party of this Amendment and Waiver has been duly authorized by all necessary corporate action and this Amendment and Waiver is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

       (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

       (c) neither the execution, delivery and performance of this Amendment and Waiver by each Credit Party nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate
(i) any provision of such Credit Party's certificate or articles of incorporation or bylaws, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party or any of its Subsidiaries is a party or by which such Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

       (d) other than the Specified Defaults, no Default or Event of Default has occurred and is continuing.

Section 5. Reference To And Effect Upon The Credit Agreement.

       (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

       (b) The waivers and amendments set forth in this Amendment and Waiver are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) be a waiver of any Default or Event of Default arising out of any other failure of the Credit Parties to comply with the terms of the Credit Agreement, or (iv) constitute a waiver of or an amendment to any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

       (c) This Amendment and Waiver shall be deemed a Loan Document.

Section 6. Costs And Expenses. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to reimburse the Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment and Waiver.

Section 7. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

Section 8. Headings. Section headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purposes.

Section 9. Counterparts. This Amendment and Waiver may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                           (signature page follows)


       IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment and Waiver as of the date first written above.

BORROWER

ICON HEALTH & FITNESS, INC.


By:
Name:
Title:



AGENT

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and Lender


By:
     Duly Authorized Signatory



LENDERS

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender


By:
     Duly Authorized Signatory



JPMORGAN CHASE BANK,
as a Lender


By:
    Duly Authorized Signatory



FLEET CAPITAL CORPORATION,
as a Lender


By:
     Duly Authorized Signatory



SIEMENS FINANCIAL SERVICES, INC.,
as a Lender


By:
     Duly Authorized Signatory



ZIONS FIRST NATIONAL BANK,
as a Lender


By:
     Duly Authorized Signatory



GMAC COMMERCIAL FINANCE, LLC (f/k/a
GMAC Business Credit, LLC),
as a Lender


By:
     Duly Authorized Signatory



WELLS FARGO FOOTHILL, LLC,
as a Lender


By:
     Duly Authorized Signatory


     The following Persons are signatories to this Amendment and Waiver in their capacity as Credit Parties and not as Borrower.


HF HOLDINGS, INC.

By:
Name:
Title:



JUMPKING, INC.

By:
Name:
Title:



ICON INTERNATIONAL HOLDINGS, INC.

By:
Name:
Title:



UNIVERSAL TECHNICAL SERVICES

By:
Name:
Title:



ICON DU CANADA INC./ICON OF CANADA INC.

By:
Name:
Title:



510152 N.B. LTD.

By:
Name:
Title:



NORDICTRACK, INC.

By:
Name:
Title:



ICON IP., INC.

By:
Name:
Title:



FREE MOTION FITNESS, INC.

By:
Name:
Title:





                                 EXHIBIT A

                            LIST OF SPA ASSETS
                                   AND
                               TRADE NAMES

1. List of Spa Assets

"Spa Assets" means the following:

(a) All Finished Goods;

(b) all Parts;

(c) the machinery and equipment listed below;

(d) all sales records and standard costing information;

(e) copies of all personnel records of those employees of Jumpking hired by Buyer after the closing of the Jumpking Asset Sale; and

(f) copies of all customer lists, sales and marketing material, credit records and account histories of customers, and all other books and records as agreed to by Jumpking reasonably relating to the Spa Assets.
As used herein, the following definitions shall have the below meanings:

"Finished Goods" shall mean the finished goods inventory of Jumpking consisting of completed spas and hot tubs located at 1371 S. Town East Blvd., Mesquite, Texas in merchantable condition.

"Parts" shall mean all parts, components or other unfinished inventory of the Jumpking utilized directly in the manufacture of spas and hot tubs and located at 1371 S. Town East Blvd., Mesquite, Texas.


       Machinery and Equipment shall consist of the following:

Thermo former No. 1 480v primary line voltage with 480-heat and 30GPM hydraulic power pack.

Shuman thermo former 480v primary line with 480v heat.

One 1000-gallon water test tanks.

Kaiser BSV 100 vacuum pump.

2-1HP drill presses.

1-foam cat foam pump.

4-graco floor pumps.

1-Greco Xtreme 80il pump.

1-Brawn mixer.

3-gusmer foam pumps F1600.

1-Delta belt sander.

6-Gusmer transfer pumps.

1-Miller Wire welder 480v 3phase.

2-turn tables for spry foam shells.

2-20x20 spry booths.

4-two part missing blenders.

1-fresh air 3M systems.

2-paint tanks 50 gallon.

1-71/2 inch trim saw.

2-bench grinders.

1-blast mate foam pump.

6-GX-7 application guns.

6-200GPM water pumps.

2-200GPM return pumps.

2-50 gallon Jacuzzi water filters.

500 foot of roller conveyor 4 foot wide.

3-90 degree turn roller conveyor 4 foot wide.

9-4x8 flat rollaway worktables.

3 fume extraction systems 10,000 BTU.

14-110v test stations.

6-12v cordless drills.

7-120v power drills.

3-120/240 Hi pot testers.

13-senco 3/8sx5/8s crow staplers.

12-senco 3/8sx1inch staplers.

6-numatic 3/8x chuck drills.

5-spa molds square 628,4007,739,631 and trio.

1-round mold 407/510 molds.

12-floor fans.

1-delta radial arm saw.

4-Dewalt 10-inch miter saws.

3-10 inch table saws.

2-14inch band saws.

2-90 degree tilt tables 1500LB capacity.

6-61/2 HP shop vacs.

8-panel assembly tables.


12-side panel assembly tables.

1-Aro squeezes pot 4000 psi.

(Forklifts are all on leases, subject to reassignment)

2. List of Trade Names (limited to use on spa related products only)

IMAGE
PROFORM
WESLO